SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 8:-	SUBSEQUENT EVENTS

On August 3, 2022, the Company and Bristol-Myers Squibb entered into a letter agreement pursuant to which the Master Clinical Agreement, as amended thereafter, is terminated as of such date. Such termination also includes termination of the right of first negotiation and the exclusivity right granted to BMS thereunder.

The parties shall use reasonable efforts to wind down activities under the Master Clinical Agreement with respect to the dual combination study of COM701 with nivolumab and the triple combination study of COM701 with nivolumab and BMS- 986207 and will create a sub-team of the parties to oversee such wind-down activities.